UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 11, 2015 (May 7, 2015)

W. R. GRACE & CO.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.
FORM 8-K
CURRENT REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2015, the stockholders of W. R. Grace & Co. (the “Company”) approved the W. R. Grace & Co. 2015 Executive Annual Incentive Compensation Plan (the “EAICP”). A description of the terms and conditions of the EAICP and awards contemplated thereunder are described in the Company’s 2015 Proxy Statement dated March 17, 2015 (the “Proxy Statement”) under the heading “PROPOSAL FIVE APPROVAL OF GRACE'S EXECUTIVE ANNUAL INCENTIVE COMPENSATION PLAN, OR EAICP, INCLUDING THE MATERIAL TERMS OF THE PERFORMANCE MEASURES AVAILABLE UNDER THE EAICP,” which description is incorporated by reference into this Item 5.02. This summary is qualified in its entirety by reference to the full text of the EAICP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 7, 2015 (the “Annual Meeting”). The holders of a total of 63,920,060 shares of the Company’s common stock were present in person or by proxy at the Annual Meeting, representing approximately 87.55 % of the voting power entitled to vote at the meeting. The certified results of the matters voted upon at the meeting, which are more fully described in the Proxy Statement, are as follows:

1.	The stockholders elected the following nominees to the Board of Directors, by the following votes:

	For	Against	Abstain	Broker Non-Votes
Robert F. Cummings, Jr.	57,079,404	308,174	62,900	6,469,582
Marye Anne Fox	56,952,945	435,663	61,870	6,469,582
Janice K. Henry	57,022,780	365,528	62,170	6,469,582
Mark E. Tomkins	57,020,025	366,823	63,630	6,469,582
Diane H. Gulyas	57,234,554	153,263	62,661	6,469,582

2.
The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 by the following vote:

For	Against	Abstain	Broker Non-Votes
63,726,758	125,283	68,019	—

3.	The stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the Proxy Statement by the following vote:

For	Against	Abstain	Broker Non-Votes
56,451,572	857,113	141,793	6,469,582

4.
The stockholders approved, on a non-binding advisory basis, that the advisory vote on the frequency of the advisory vote to approve named executive officer compensation should occur every year by the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
54,731,283	112,567	2,511,619	95,009	6,469,582

In light of the foregoing vote, the Board of Directors of the Company has decided that the Company will include a stockholder vote on the compensation of executives in its proxy materials each year.

5.	The stockholders approved the Grace Executive Annual Incentive Compensation Plan, or EAICP, including the material terms of the performance measures available under the EAICP by the following vote:

For	Against	Abstain	Broker Non-Votes
56,930,736	379,578	140,164	6,469,582

Item 9.01.	Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description of Exhibit
10.1	W. R. Grace & Co. 2015 Executive Annual Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Michael W. Conron

Michael W. Conron
Assistant Secretary

Dated: May 11, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	W. R. Grace & Co. 2015 Executive Annual Incentive Compensation Plan